UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 19, 2021
DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.01 Par Value, Common Stock	DENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Denny’s Corporation (the “Company”) held on May 19, 2021, the Company’s stockholders approved the adoption of the Denny’s Corporation 2021 Omnibus Incentive Plan (the “2021 Plan”). The 2021 Plan was previously adopted by the Company’s Board of Directors. Based on such approval, the 2021 Plan became effective on May 19, 2021.

A description of the 2021 Plan is set forth in the Company’s 2021 Proxy Statement (the “2021 Proxy Statement”) filed with the Securities and Exchange Commission on April 9, 2021 under the caption “Approval of the Denny’s Corporation 2021 Omnibus Incentive Plan” and is incorporated herein by reference. The description of the 2021 Plan is qualified in its entirety by reference to the full text of such plan, which was included as Appendix B to the 2021 Proxy Statement, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on May 19, 2021. At the Annual Meeting, the holders of the Company's common stock entitled to vote at the Annual Meeting (1) elected the nine director nominees for the ensuing year, (2) ratified the selection of KPMG LLP as the Company's registered public accounting firm for 2021, (3) adopted the non-binding advisory resolution approving the compensation of the Company's named executive officers and (4) approved the 2021 Plan.

The voting results were as follows:

1.The election of nine (9) directors:

Board of Directors Nominees	For	Against	Abstain	Broker Non-Votes
Bernadette S. Aulestia	52,801,350	261,187	86,957	5,019,200
Olu Beck	52,989,026	72,600	87,868	5,019,200
Gregg R. Dedrick	52,923,419	212,278	13,797	5,019,200
José M. Gutiérrez	53,016,305	120,694	12,495	5,019,200
Brenda J. Lauderback	52,776,165	359,775	13,554	5,019,200
John C. Miller	52,931,485	203,740	14,269	5,019,200
Donald C. Robinson	52,788,896	345,951	14,647	5,019,200
Laysha Ward	52,763,750	374,196	11,548	5,019,200
F. Mark Wolfinger	52,826,866	278,800	43,828	5,019,200

2.A proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm of Denny's Corporation and its subsidiaries for the year ending December 29, 2021:

For	Against	Abstain
58,078,229	78,330	12,135

3.A non-binding advisory resolution to approve the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
50,452,348	2,546,558	150,588	5,019,200

4.     A proposal to approve the 2021 Plan:

For	Against	Abstain	Broker Non-Votes
49,725,723	3,386,097	37,674	5,019,200

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit number	Description
99.1
Denny’s Corporation 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 19, 2021).

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: May 21, 2021	/s/ Robert P. Verostek
Robert P. Verostek
Executive Vice President and
Chief Financial Officer